SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1834


Date of Report (Date of earliest event reported):  June 24, 1998

                               SEAFOODS PLUS, LTD.
             (Exact name of registrant as specified in its charter)

         UTAH                         0-21853               87-0413539
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                     File Number)          Identification No.)


                 110 Commerce Drive, Allendale, New Jersey 07401
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (201) 236-1100

                                 Not applicable
              (Former name or former address, if changed since last
                                    report.)


Item 8.  Changes in Registrant's Certifying Accountant.

         On June 24, 1998, the registrant elected to change its fiscal year from a December 31 year end to a June 30 year end. The transition period will be filed on Form 10-QSB.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SEAFOODS PLUS, LTD.
                                               (Registrant)

Date: July 8, 1998                             /s/ Michael W. Levin
                                               --------------------
                                               Michael W. Levin, President